================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                FEBRUARY 28, 2006

                             COMMISSION FILE NUMBER

                                     0-28378

                                     AmREIT
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  TEXAS                                76-0410050
     -------------------------------               -------------------
     (State or other jurisdiction of                  (IRS Employer
     Incorporation or organization)                Identification No.)

      8 Greenway Plaza, Suite 1000,
          Houston, Texas 77046                        713-850-1400
 ----------------------------------------     -------------------------------
 (Address of principal executive offices)     (Registrant's telephone number)

                                      [N/A]
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01 Other Events

        On February 28, 2006 AmREIT (the "Company") issued a press release narrowing 2005 guidance and announcing 2006 annual guidance. A copy of the press release is filed as Exhibit 99.1 to this report.

        The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01. Financial Statement and Exhibits

        Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

        99.1 Press release dated February 28, 2006

                                    SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AmREIT


                                          By: /s/ Chad C. Braun
                                              ----------------------------------
                                              Chad C. Braun,
                                              Chief Financial Officer

Dated: February 28, 2006

                                        3